Exhibit 10.1

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE (DATE THAT IS FOUR MONTHS AND ONE DAY FROM CLOSING).

THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

THIS WARRANT IS NOT TRANSFERABLE AND WILL BE VOID AND OF NO VALUE UNLESS EXERCISED ON OR BEFORE SEPTEMBER 21, 2015

LEXARIA CORP.
(Incorporated under the laws of the State of Nevada)

No. ___________«Number»	Right to Purchase
Common Shares

WARRANT FOR PURCHASE OF COMMON SHARES (EIGHTEEN MONTHS)

THIS IS TO CERTIFY THAT, for value received, this 21st day of March, 2014, ____________(the "Holder") is entitled to subscribe for and purchase _________ fully paid and non-assessable common shares of LEXARIA CORP., (the "Corporation") at any time up to the close of business in Vancouver, British Columbia, at and for a period of eighteen (18) months after the date of issuance. The Warrants are exercisable at a price of US$0.25 per Warrant Share if exercised at any time up to eighteen (18) months after the date of issuance, of lawful money of the United States upon and subject however to the provisions and to the terms and conditions set forth herein.

In the event that the Company’s common shares, at any time after 6 months and 1 day have elapsed from the Issue Date, as listed on a Principal Canadian Market – currently the Canadian Securities Exchange with symbol LXX - has been at or above CDN$0.40 for a period of 20 consecutive trading days, the Issuer may, within five (5) days thereafter issue to the Warrant holders a written notice advising of the accelerated expiry of the Warrants. Such written notice shall identify in reasonable detail the particulars of the acceleration event and identify the date (the "Warrant Accelerated Expiry Date") set for accelerated expiry, which in no event shall be less than 30 days after the mailing date of the written notice. For greater certainty, all Warrants shall expire and be of no further force or effect as of 4:30 pm (Pacific Time) on the Warrant Accelerated Expiry Date.

This warrant is not transferable by the Holder. The rights represented by this Warrant may be exercised by the Holder hereof, in whole or in part (but not as to a fractional share of Common Shares), by surrender of this Warrant at the office of Olympia Trust Company, 1003 – 750 West Pender Street, Vancouver, BC V6C 2T8, or at the offices of Lexaria Corp. at 950 – 1130 W Pender St, Vancouver BC V6E 4A4, together with a certified cheque payable to or to the order of the Corporation in payment of the purchase price of the number of Common Shares subscribed for.

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In the event of an exercise of the rights represented by this Warrant, certificates for the Common Shares so purchased shall be delivered to the Holder hereof within a reasonable time, not exceeding ten (10) days after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the number of Common Shares, if any with respect to which this Warrant shall not have been exercised shall also be issued to the Holder hereof within such time.

Any certificate issued in the event of an exercise of the rights represented by this Warrant prior to September 21, 2015 shall bear a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

And if issued prior to (Four months and one day from closing), shall also bear a legend in substantially the following form:

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE (DATE THAT IS FOUR MONTHS AND ONE DAY FROM CLOSING).

WARRANT

The Corporation covenants and agrees that all Common Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and non-assessable and free of all liens, charges and encumbrances. The Corporation further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Corporation will at all times have authorized, and reserved, a sufficient number of Common Shares to provide for the exercise of the rights represented by this Warrant.

THE FOLLOWING ARE THE TERMS AND CONDITIONS REFERRED TO IN THIS WARRANT:

1.

If any capital reorganization, reclassification. subdivision or consolidation of the capital stock of the Corporation, or the consolidation or merger, or amalgamation of the Corporation with another Corporation, or the sale of all or substantially all of the assets to another corporation, shall be effected, or any other event in which new securities of any nature are delivered in exchange for the issued Common Shares, then as a condition of such reorganization, reclassification, subdivision, consolidation, merger, amalgamation, sale or other event, lawful and adequate provision shall be made whereby the Holder hereof shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the Common Shares immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding Common Shares equal to the number of Common Shares immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such reorganization, reclassification, subdivision, consolidation, merger, amalgamation, sale or other event not taken place and in any such case, appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that provisions hereof shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Corporation shall not effect any such consolidation, merger, amalgamation or sale, unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Corporation) resulting from such consolidation, subdivision, merger, amalgamation, sale or other event or the corporation purchasing such assets shall assume by written instrument executed and mailed or delivered to the registered holder hereof at the address of such holder appearing on the books of the Corporation, the obligation to deliver to such holder such shares or stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase.

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2.	In case at any time:

(i)	the Corporation shall pay any dividend payable in stock upon its Common Shares or make any distribution to the holders of its Common Shares;

(ii)	the Corporation shall offer for subscription pro rata to the holders of its Common Shares any additional shares of stock of any class or other rights;

(iii)

there shall be any capital reorganization, reclassification, subdivision or consolidation of the capital stock of the Corporation, or consolidation or merger or amalgamation of the Corporation with, or sale of all or substantially all of its assets to, another corporation; or

(iv)	there shall be a voluntary or involuntary dissolution, liquidation, or winding-up of the Corporation;

then, and in any one or more of such cases, the Corporation shall give to the holder of this Warrant, at least five (5) days' prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights, or for determining rights to vote with respect to such reorganization, reclassification, consolidation, merger, sale or amalgamation, dissolution, liquidation or winding-up and in the case of any such reorganization, reclassification, subdivision, consolidation, merger, amalgamation, sale, dissolution, liquidation or winding-up, at least twenty (20) days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause, shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Shares shall be entitled thereto, and such notice in accordance with the foregoing shall also specify the date on which the holders of Common Shares shall be entitled to exchange their Common Shares for securities or other property deliverable upon such reorganization, reclassification, subdivision, consolidation, merger, amalgamation, sale, dissolution, liquidation or winding-up as the case may be. Each such written notice shall be given by dissemination of press release or by first class mail, registered postage prepaid, addressed to the holder of this Warrant at the address of such holder, as shown on the books of the Corporation.

3.

As used herein, the term "Common Shares" shall mean and include the Corporation's presently authorized Common Shares and shall also include any capital stock of any class of the Corporation hereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation.

4.	This Warrant shall not entitle the Holder hereof to any rights as a shareholder of the Corporation, including without limitation, voting rights

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5.	The Warrant holders may not convene a meeting to extend the term of the Warrants.

6.

This Warrant is exchangeable, upon the surrender hereof by the Holder hereof at the office of the Transfer Agent of the Corporation, for new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares which may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of Common Shares as shall be designated by such Holder hereof at the time of such surrender.

IN WITNESS WHEREOF LEXARIA CORP. has caused this Warrant to be signed by its duly authorized officers under its corporate seal and this Warrant to be executed this 21st day of March, 2014.

LEXARIA CORP.

________________________	________________________
Authorized Signatory	Authorized Signatory
Chris Bunka, President / CEO	Bal Bhullar, CFO

WARRANT SUBSCRIPTION FORM

The undersigned hereby subscribes for the number of the common shares indicated below pursuant to the terms of the Warrant, and encloses herewith original warrant no. _________ together with a certified cheque payable to or to the order of LEXARIA CORP. in full payment of the purchase price for that number of common shares.

Full Name, Address and Occupation	Number of Shares	Payment Enclosed

____________________________	______________	$______________
____________________________
____________________________
____________________________
Occupation

DATED at _________________, this _____ day of ________________, 20____.

__________________________
Authorized Signatory

Any certificate issued in the event of an exercise of the rights represented by this Warrant prior to September 21, 2015 shall bear a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION

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STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

And if issued prior to (Four months and one day from day of closing), shall also bear a legend in substantially the following form:

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE (DATE THAT IS FOUR MONTHS AND ONE DAY FROM CLOSING]).

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE (FOUR MONTHS AND ONE DAY FROM THE DAY OF CLOSING).

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

THIS WARRANT IS NOT TRANSFERABLE AND WILL BE VOID AND OF NO VALUE UNLESS EXERCISED ON OR BEFORE SEPTEMBER 21, 2015

LEXARIA CORP.
(Incorporated under the laws of the State of Nevada)

No. ___________«Number»	Right to Purchase
Common Shares

WARRANT FOR PURCHASE OF COMMON SHARES (EIGHTEEN MONTHS)

THIS IS TO CERTIFY THAT, for value received, this 21st day of March, 2014, ____________ (the "Holder") is entitled to subscribe for and purchase _________ fully paid and non-assessable common shares of LEXARIA CORP., (the "Corporation") at any time up to the close of business in Vancouver, British Columbia, at and for a period of eighteen (18) months after the date of issuance. The Warrants are exercisable at a price of US$0.25 per Warrant Share if exercised at any time up to eighteen (18) months after the date of issuance, of lawful money of the United States upon and subject however to the provisions and to the terms and conditions set forth herein.

In the event that the Company’s common shares, at any time after 6 months and 1 day have elapsed from the Issue Date, as listed on a Principal Canadian Market – currently the Canadian Securities Exchange with symbol LXX - has been at or above CDN$0.40 for a period of 20 consecutive trading days, the Issuer may, within five (5) days thereafter issue to the Warrant holders a written notice advising of the accelerated expiry of the Warrants. Such written notice shall identify in reasonable detail the particulars of the acceleration event and identify the date (the "Warrant Accelerated Expiry Date") set for accelerated expiry, which in no event shall be less than 30 days after the mailing date of the written notice. For greater certainty, all Warrants shall expire and be of no further force or effect as of 4:30 pm (Pacific Time) on the Warrant Accelerated Expiry Date.

This warrant is not transferable by the Holder. The rights represented by this Warrant may be exercised by the Holder hereof, in whole or in part (but not as to a fractional share of Common Shares), by surrender of this Warrant at the office of Olympia Trust Company, 1003 – 750 West Pender Street, Vancouver, BC V6C 2T8, or at the offices of Lexaria Corp. at 950 – 1130 W Pender St, Vancouver BC V6E 4A4, together with a certified cheque payable to or to the order of the Corporation in payment of the purchase price of the number of Common Shares subscribed for.

In the event of an exercise of the rights represented by this Warrant, certificates for the Common Shares so purchased shall be delivered to the Holder hereof within a reasonable time, not exceeding ten (10) days after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the number of Common Shares, if any with respect to which this Warrant shall not have been exercised shall also be issued to the Holder hereof within such time.

Any certificate issued in the event of an exercise of the rights represented by this Warrant prior to September 21, 2015 shall bear a legend in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.”

And if issued prior to (Four months and one day from the day of closing) shall also bear a legend in substantially the following form:

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE (FOUR MONTHS AND ONE DAY FROM THE DAY OF CLOSING).

WARRANT

The Corporation covenants and agrees that all Common Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and non-assessable and free of all liens, charges and encumbrances. The Corporation further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Corporation will at all times have authorized, and reserved, a sufficient number of Common Shares to provide for the exercise of the rights represented by this Warrant.

THE FOLLOWING ARE THE TERMS AND CONDITIONS REFERRED TO IN THIS WARRANT:

1.

If any capital reorganization, reclassification. subdivision or consolidation of the capital stock of the Corporation, or the consolidation or merger, or amalgamation of the Corporation with another Corporation, or the sale of all or substantially all of the assets to another corporation, shall be effected, or any other event in which new securities of any nature are delivered in exchange for the issued Common Shares, then as a condition of such reorganization, reclassification, subdivision, consolidation, merger, amalgamation, sale or other event, lawful and adequate provision shall be made whereby the Holder hereof shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the Common Shares immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding Common Shares equal to the number of Common Shares immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such reorganization, reclassification, subdivision, consolidation, merger, amalgamation, sale or other event not taken place and in any such case, appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that provisions hereof shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Corporation shall not effect any such consolidation, merger, amalgamation or sale, unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Corporation) resulting from such consolidation, subdivision, merger, amalgamation, sale or other event or the corporation purchasing such assets shall assume by written instrument executed and mailed or delivered to the registered holder hereof at the address of such holder appearing on the books of the Corporation, the obligation to deliver to such holder such shares or stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase.

2.	In case at any time:

(i)	the Corporation shall pay any dividend payable in stock upon its Common Shares or make any distribution to the holders of its Common Shares;

(ii)	the Corporation shall offer for subscription pro rata to the holders of its Common Shares any additional shares of stock of any class or other rights;

(iii)

there shall be any capital reorganization, reclassification, subdivision or consolidation of the capital stock of the Corporation, or consolidation or merger or amalgamation of the Corporation with, or sale of all or substantially all of its assets to, another corporation; or

(iv)	there shall be a voluntary or involuntary dissolution, liquidation, or winding-up of the Corporation;

then, and in any one or more of such cases, the Corporation shall give to the holder of this Warrant, at least five (5) days' prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights, or for determining rights to vote with respect to such reorganization, reclassification, consolidation, merger, sale or amalgamation, dissolution, liquidation or winding-up and in the case of any such reorganization, reclassification, subdivision, consolidation, merger, amalgamation, sale, dissolution, liquidation or winding-up, at least twenty (20) days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause, shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Shares shall be entitled thereto, and such notice in accordance with the foregoing shall also specify the date on which the holders of Common Shares shall be entitled to exchange their Common Shares for securities or other property deliverable upon such reorganization, reclassification, subdivision, consolidation, merger, amalgamation, sale, dissolution, liquidation or winding-up as the case may be. Each such written notice shall be given by dissemination of press release or by first class mail, registered postage prepaid, addressed to the holder of this Warrant at the address of such holder, as shown on the books of the Corporation.

3.

As used herein, the term "Common Shares" shall mean and include the Corporation's presently authorized Common Shares and shall also include any capital stock of any class of the Corporation hereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation.

4.	This Warrant shall not entitle the Holder hereof to any rights as a shareholder of the Corporation, including without limitation, voting rights.

5.	The Warrant holders may not convene a meeting to extend the term of the Warrants.

6.

This Warrant is exchangeable, upon the surrender hereof by the Holder hereof at the office of the Transfer Agent of the Corporation, for new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares which may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of Common Shares as shall be designated by such Holder hereof at the time of such surrender.

IN WITNESS WHEREOF LEXARIA CORP. has caused this Warrant to be signed by its duly authorized officers under its corporate seal and this Warrant to be executed this 21st day of March, 2014.

LEXARIA CORP.

____________________________	____________________________
Authorized Signatory	Authorized Signatory
Chris Bunka, President / CEO	Bal Bhullar, CFO

WARRANT SUBSCRIPTION FORM

The undersigned hereby subscribes for the number of the common shares indicated below pursuant to the terms of the Warrant, and encloses herewith original warrant no. _________ together with a certified cheque payable to or to the order of LEXARIA CORP. in full payment of the purchase price for that number of common shares.

Full Name, Address and Occupation	Number of Shares	Payment Enclosed

____________________________		$______________
____________________________
____________________________
____________________________
Occupation

DATED at _________________, this _____ day of ________________, 20____.

__________________________
Authorized Signatory

Any certificate issued in the event of an exercise of the rights represented by this Warrant prior to September 21, 2015 shall bear a legend in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.”

And if issued prior to (Four months and one day from the day of closing), shall also bear a legend in substantially the following form:

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE (FOUR MONTHS AND ONE DAY FROM THE DAY OF CLOSING).